OPPENHEIMER DIVIDEND GROWTH FUND

Supplement dated September 16, 2008 to the

Prospectus dated August 27, 2008

This supplement amends the Prospectus of Oppenheimer Dividend Growth Fund dated August 27, 2008.

The footnoted text under the bar chart titled "Annual Total Returns (Class A)” on page 5 of the Prospectus is deleted in its entirety and is replaced by the following:

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from 1/1/08 through 6/30/08, the cumulative return before taxes for Class A shares was -9.39%.

During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 5.79% (2nd Qtr ‘07) and the lowest return (not annualized) before taxes for a calendar quarter was -1.35% (4th Qtr ‘07).

September 16, 2008

PS0560.005